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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): August 1, 1997


                       MCDONNELL DOUGLAS CORPORATION
           (Exact name of registrant as specified in its charter)



      MARYLAND                        1-3685                 43-0400674
(State or other jurisdiction  (Commission File Number)     (IRS Employer
    of incorporation)                                     Identification No.)


                                P.O. Box 516
                       St. Louis, Missouri 63166-0516
                  (address of principal executive offices)



Registrant's telephone number, including area code:  (314) 232-0232

                                    N/A
       (Former name or former address, if changed since last report)

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ITEM 1.CHANGES IN CONTROL OF REGISTRANT

          At 12:01 a.m. (Eastern Daylight Time) on August 1, 1997, pursuant to an Agreement and Plan of Merger (the "Merger Agreement") dated as of December 14, 1996, among The Boeing Company, a Delaware corporation ("Boeing"), West Acquisition Corp., a Maryland corporation and wholly owned subsidiary of Boeing ("West"), and McDonnell Douglas Corporation, a Maryland corporation ("McDonnell Douglas"), West merged with and into McDonnell Douglas (the "Merger"). As a result of the Merger, McDonnell Douglas became a wholly owned subsidiary of Boeing.

          Each share of common stock, par value $1.00 per share, of McDonnell Douglas ("McDonnell Douglas Common Stock") issued and outstanding immediately prior to the Merger was converted in the Merger into 1.3 shares of common stock, par value $5.00 per share, of Boeing. Cash will be paid in lieu of fractional shares.

          BankBoston, N.A. has been retained by Boeing to serve as the Exchange Agent. As soon as reasonably practicable, Boeing will cause the Exchange Agent to mail or deliver a letter of transmittal to each person who was a holder of record of McDonnell Douglas Common Stock at the effective time of the Merger. The letter of transmittal will contain instructions for use in effecting the surrender of certificates formerly representing shares of McDonnell Douglas Common Stock in exchange for the certificates representing Boeing Common Stock and cash in lieu of fractional shares that such holder has the right to receive.

          A copy of the press release issued by Boeing on July 31, 1997 with respect to effectiveness of the Merger is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

          As of August 1, 1997, Boeing Chairman Emeritus Frank Shrontz and Harold J. Haynes retired from the Boeing Board of Directors and John H. Biggs, Kenneth M. Duberstein, John F. McDonnell and Harry C. Stonecipher, who had previously served on the McDonnell Douglas Board of Directors, were elected to the Boeing Board of Directors, thereby fulfilling the Merger Agreement requirement that a number of former McDonnell Douglas directors constituting one-third of the total number of members of the Boeing Board immediately after the Effective Time be elected to the Boeing Board. Pursuant to the Merger Agreement, Harry
C. Stonecipher was elected President and Chief Operating Officer of Boeing as of August 1, 1997.

          A copy of the press release issued by Boeing on August 1, 1997 with respect to the new board of directors is attached hereto as
Exhibit 99.2 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS.

               (a) Financial statements of businesses acquired:

               Not applicable.

               (b) Pro Forma Financial Information:

               Not applicable.

               (c) Exhibits:


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EXHIBIT
  NO.                      DESCRIPTION

  2.1   Agreement and Plan of Merger, dated as of December 14, 1996, among
        The Boeing Company, West Acquisition Corp. and McDonnell Douglas Corporation filed as Exhibit 2.2 to the Registration Statement on Form S-4 of The Boeing Company (file number 333-29683) is hereby incorporated by reference.

 99.1   Press Release issued by The Boeing Company on July 31, 1997.

 99.2   Press Release issued by The Boeing Company on August 1, 1997.

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                               SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  August 13, 1997         MCDONNELL DOUGLAS CORPORATION



                              By:/s/ Steven N. Frank
                                 ----------------------------
                                 Name:  Steven N. Frank
                                 Title: Vice President,
                                        Associate General Counsel
                                        and Secretary


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                             EXHIBIT INDEX


          The following exhibits are filed herewith:


EXHIBIT
  NO.                          DESCRIPTION

  2.1   Agreement and Plan of Merger, dated as of December 14, 1996, among
        The Boeing Company, West Acquisition Corp. and McDonnell Douglas Corporation filed as Exhibit 2.2 to the Registration Statement on Form S-4 of the Boeing Company (file number 333-29683) is hereby incorporated by reference.

 99.1   Press Release issued by The Boeing Company on July 31, 1997.

 99.2   Press Release issued by The Boeing Company on August 1, 1997.